DraftKings Meets Guidance with Third Quarter Revenue Growth of 60%; Exceeds 2.1 Million MUPs in September; Increases Midpoint of 2021 Revenue Guidance to $1.26 Billion; Introduces 2022 Revenue Guidance of $1.7 Billion to $1.9 Billion

Successfully completed sports betting technology migration ahead of schedule; Continued user growth and engagement with new product offerings

Boston, MA – November 5, 2021— DraftKings Inc. (Nasdaq: DKNG) (“DraftKings” or the “Company”) today reported third quarter 2021 financial results.

Third Quarter 2021 Highlights

For the three months ended September 30, 2021, DraftKings reported revenue of $213 million, an increase of 60% compared to $133 million during the same period in 2020. Third quarter 2021 revenue was in-line with the guidance the Company previously provided during its second quarter earnings conference call on August 6, 2021.

“DraftKings had a strong third quarter that highlights our team’s unique ability to drive engagement with our core customers while simultaneously launching new states and verticals and completing the complex migration to our own in-house technology ahead of schedule,” said Jason Robins, DraftKings’ co-founder, Chief Executive Officer and Chairman of the Board. “Since migrating, we have rapidly added innovative features and functionality to our top-ranked mobile sports betting app. We are also excited that our new growth initiatives, including DraftKings Marketplace and our content and media business, demonstrated promising early results in the quarter.”

Jason Park, DraftKings’ Chief Financial Officer, added, “Fundamental user acquisition, retention and engagement trends in the third quarter were outstanding across all of our online gaming products. We delivered $213 million in third quarter revenue which represents a 60% year-over-year increase. On a same state basis and taking into consideration lower than expected hold primarily due to NFL game outcomes, third quarter revenue would have been $40 million higher. Our key performance indicators also continued to grow, as Monthly Unique Payers increased by 31% and Average Revenue Per Monthly Unique Payer grew by 38%. We are increasing the midpoint of our 2021 revenue guidance and introducing 2022 revenue guidance which points to another year of strong growth in existing states for DraftKings.”

Continued Healthy Growth in Player Retention, Acquisition and Engagement

•Monthly Unique Payers (“MUPs”) for our B2C segment increased 31% compared to the third quarter of 2020. On average, 1.3 million monthly unique paying customers engaged with DraftKings during each month of the third quarter. The increase reflects strong unique payer retention and acquisition across our Sportsbook and iGaming product offerings as well as the expansion of our Sportsbook and iGaming product offerings into new states.

•Average Revenue per MUP (“ARPMUP”) was $47 in the third quarter of 2021 representing a 38% increase versus the same period in 2020. Our ARPMUP benefitted from continued mix shift into our sportsbook and iGaming product offerings, cross selling our customers into more products and stronger engagement within product verticals.

•DraftKings delivered strong growth in MUPs and ARPMUP in the third quarter of 2021 without contribution from major sports such as the NBA and NHL which resumed their respective seasons in the third quarter of 2020 following suspension in March 2020 due to COVID-19.

Increasing Midpoint of 2021 Revenue Guidance and Introducing 2022 Revenue Guidance

•DraftKings is increasing the midpoint of its fiscal year 2021 revenue guidance to $1.26 billion and narrowing the guidance range of $1.21 billion to $1.29 billion to a range of $1.24 billion to $1.28 billion, which equates to year-over-year growth of 93% to 99%.

•This guidance reflects strong results year-to-date, completed new state launches and our demonstrated ability to engage users and acquire customers efficiently and does not include the impact of any new state launches after November 5th, 2021.

•DraftKings’ 2021 revenue guidance also includes a $25 million negative revenue impact primarily due to customer-friendly NFL event outcomes in October.

•DraftKings is also introducing 2022 revenue guidance of $1.7 billion to $1.9 billion, which equates to 43% year-over-year growth based on the midpoints of the Company’s 2021 revenue guidance range and the Company’s 2022 revenue guidance range. This range is based on the same assumptions used for the Company’s 2021 guidance, including no impact from any new state launches after November 5th, 2021.

•Detailed financial data and other information is available in DraftKings’ Quarterly Report on Form 10-Q, which will be filed today with the Securities and Exchange Commission (the “SEC”), as well as in a slide presentation that can be accessed through the “Investors” section of the Company’s website at investors.draftkings.com.

DraftKings’ Expanded Mobile Sports Betting and iGaming Footprint

•Following successful launches in Wyoming, Arizona and Connecticut, DraftKings is now live with mobile sports betting in 15 states that collectively represent 29% of the U.S. population.

•Following a successful launch in Connecticut, DraftKings is now live with iGaming in 5 states, representing approximately 11% of the U.S. population.

•In 2021, 25 state legislatures have introduced legislation to legalize mobile sports betting, 5 state legislatures have introduced legislation to expand their existing sports betting frameworks and 2 state legislatures have introduced legislation to legalize sports betting limited to retail locations. In addition, 4 states have introduced iGaming legislation and 3 states have introduced online poker legislation.

•Three of the states where DraftKings has the potential opportunity to participate via a market access agreement or direct license - New York, Maryland and Louisiana - have authorized mobile sports betting this year. These three states represent 9% of the U.S. population and bring the percentage of the population with legalized mobile sports betting to 39%.

Product Developments, Content Initiatives and Commercial Agreements

•Completed the full online and retail migration to in-house technology ahead of schedule in the third quarter. With more technology resources now available to focus on product innovation, DraftKings is already experiencing benefits from the transition to our own technology.

•Launched DraftKings Marketplace, a digital collectibles ecosystem designed for mainstream accessibility that offers curated NFT drops and supports secondary-market transactions. DraftKings Marketplace offers millions of customers the ability to seamlessly buy and sell digital collectibles across sports, entertainment and culture using their existing DraftKings account. Each of the drops on DraftKings Marketplace were oversubscribed, and the secondary transactions market has seen strong engagement by users seeking to collect their favorite NFTs. Since the initial drops enabled by our exclusive sports distribution relationship with Autograph featuring Tom Brady, Wayne Gretzky, Tony Hawk, Derek Jeter, Naomi Osaka, and Tiger Woods, Marketplace added drops by Usain Bolt and Rob Gronkowski. Recently, Autograph teamed up with Lionsgate and Twisted Pictures to release on DraftKings Marketplace exclusive digital collectibles from Saw, one of the most successful horror franchises in history.

•DraftKings Marketplace announced a blockchain collaboration with Polygon, an Ethereum-based scaling platform on-boarding millions of individuals to Web 3.0. This deal provides DraftKings Marketplace with a scalable, eco-friendly blockchain solution that enables added throughput and expanded capabilities. Additionally, DraftKings now has the option to potentially contribute to Polygon’s governance and help secure the network as a validator node with its own stake pool.

•Launched micro-betting across the DraftKings Sportsbook. Integrating micro-betting technology allows our customers to engage even further with the sports they love by betting play-by-play throughout a sporting event. DraftKings offers micro-betting products for the NFL, MLB, NBA, and college football.

•Launched DraftKings Rocket which is currently available in New Jersey with additional states to follow pending regulatory approvals. DraftKings Rocket is the latest addition to our internally developed games following Spanish 21 and DKCraps earlier this year.

•As the exclusive odds supplier, DraftKings will provide sports betting information and daily fantasy content across Turner Sports telecasts and Bleacher Report digital channels, including the B/R app, related to Turner’s NHL content.

•Announced an expanded multiyear relationship with The National Basketball Association (“NBA”) that makes DraftKings a co-official sports betting partner of the league. This agreement grants DraftKings expansive NBA rights and assets to integrate within its sports betting, daily fantasy sports, iGaming and free-to-play products and promotional offerings.

Commitment to Environmental, Social and Governance Continues

•DraftKings continued to invest in its Corporate Social Responsibility initiative, DraftKings S.E.R.V.E.S., which is a catalyst to facilitate meaningful relationships among DraftKings employees and customers and the communities and causes they feel passionate about to help create a better world for everyone.

•Focusing on responsibility, DraftKings integrated the American Gaming Association’s “Have A Game Plan.® Bet Responsibly™” public service campaign across the Company’s retail sportsbooks and into team partners’ stadiums, along with DraftKings’ own responsible gaming tag: “It’s More Fun When It’s for Fun.”

•DraftKings quickly mobilized customers to raise funds for Feeding Louisiana in the aftermath of Hurricane Ida.

•DraftKings became a corporate sponsor and equity champion for Boston While Black, the first membership network for Boston-based Black professionals, entrepreneurs and students. Through this collaboration, DraftKings will support Boston While Black’s work to build more opportunities across Boston for Black professionals to connect with the Black community and for employers to tap into a vast network of Black talent.

•In honor of Hispanic Heritage Month, DraftKings engaged in internal and external efforts to celebrate and support the Hispanic and Latinx communities throughout the month. DraftKings supported both national and local Hispanic organizations, including Amplify Latinx, Association of Latino Professionals

for America (ALPFA), and Support Latino Business. Throughout the month, DraftKings also hosted a free-to-play Hispanic Heritage Month Popularity Pool, which highlighted iconic Hispanic and Latinx athletes and entrepreneurs.

•The start of Breast Cancer Awareness Month in October marked the return of DraftKings’ charitable initiative, Pink ‘Em, which raises money for breast cancer research in collaboration with The Larry Fitzgerald Foundation. Beginning with NFL Week 5 and running each Sunday through NFL Week 8, customers entered free Pink ‘Em pools where DraftKings donated $1 for every customer entry in the free Pink ‘Em pools. Since launching the Pink ‘Em charity program in 2019, DraftKings customers have helped raise over $230,000 in the fight against breast cancer.

Webcast and Conference Call Details

DraftKings will host a conference call and audio webcast today at 8:30 a.m. EST, during which management will discuss the Company’s second quarter results and provide commentary on business performance. A question and answer session will follow the prepared remarks.
The conference call may be accessed by dialing (833) 644-0686 for domestic callers or (918) 922-6762 for international callers. Once connected with the operator, please provide the conference ID of 1588846.

A live audio webcast of the earnings conference call may be accessed on the Company’s website at investors.draftkings.com, along with a copy of this press release, the Company’s Form 10-Q filing, and a slide presentation. The audio webcast and accompanying presentation will be available on the Company’s investor relations website until 11:59 p.m. EST on December 14, 2021.

About DraftKings

DraftKings Inc. is a digital sports entertainment and gaming company created to fuel the competitive spirit of sports fans with products that range across daily fantasy, regulated gaming and digital media. Headquartered in Boston, and launched in 2012 by Jason Robins, Matt Kalish and Paul Liberman, DraftKings is the only U.S.-based vertically integrated sports betting operator. DraftKings is a multi-channel provider of sports betting and gaming technologies, powering sports and gaming entertainment for operators in 17 countries. DraftKings’ Sportsbook is live with mobile and/or retail betting operations in the United States pursuant to regulations in Arizona, Connecticut, Colorado, Illinois, Indiana, Iowa, Michigan, Mississippi, New Hampshire, New Jersey, New York, Oregon, Pennsylvania, Tennessee, Virginia, West Virginia, and Wyoming. DraftKings’ daily fantasy sports product is available in 7 countries internationally with 15 distinct sports categories. DraftKings is the official daily fantasy partner of the NFL, MLB, NHL, NASCAR, PGA TOUR and UFC as well as an authorized gaming operator of the NBA, an official sports betting partner of the NFL, MLB and NHL an official betting operator of PGA TOUR and the official betting operator of UFC. Launched in August 2021, DraftKings Marketplace is a digital collectibles ecosystem designed for mainstream accessibility that offers curated NFT drops and supports secondary-market transactions. DraftKings also owns Vegas Sports Information Network, Inc. (VSiN), a multi-platform broadcast and content company.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding guidance, our future results of operations or financial condition, our strategic plans and focus, user growth and engagement, product initiatives, the objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “forecast,” “going to,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “propose,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends, including the ongoing COVID-19 pandemic, that we believe may affect our business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside DraftKings’ control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to, DraftKings’ ability to manage growth; DraftKings’ ability to execute its business plan and meet its projections; potential litigation involving DraftKings; changes in applicable laws or regulations, particularly with respect to gaming; general economic and market conditions impacting demand for DraftKings’ products and services; economic and market conditions in the media / entertainment / gaming / software industry in the markets in which DraftKings’ operates; the potential adverse effects of the COVID-19 pandemic on capital markets, general economic conditions, unemployment and DraftKings’ liquidity, operations and personnel, as well as the risks, uncertainties, and other factors described in “Risk Factors” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. The forward-looking statements contained herein are based on management’s current expectations and beliefs and speak only as of the date hereof, and DraftKings makes no commitment to update or publicly release any revisions to forward-looking statements in order to reflect new information or subsequent events, circumstances or changes in expectations.

Contacts

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